UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2014 (September 29, 2014)

MISONIX, INC.

 (Exact name of registrant as specified in its charter)

New York	1-10986	11-2148932
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1938 New Highway, Farmingdale, NY	11735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (631) 694-9555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	The Board of Directors of Misonix, Inc. (the “Company”) elected on September 29, 2014 Patrick A. McBrayer, 62, to fill the vacancy created by the resignation of Howard Alliger on December 3, 2013. The Board of Directors has determined that Mr. McBrayer is independent according to the corporate governance standards of The NASDAQ Stock Market.

Mr. McBrayer will serve as a director until the next annual meeting of the shareholders of the Company and until his successor is duly elected and qualified. The committees of the Board of Directors on which Mr. McBrayer may serve are unknown as of the date of filing of this Current Report on Form 8-K. Mr. McBrayer will participate in the Company’s compensation and indemnification arrangements for non-employee members of the Board of Directors.

Mr. McBrayer has served as President and Chief Executive Officer and as a Director of privately-held AxioMed Spine Corporation from February 2006 to the present time. AxioMed is a medical device company focused on restoring the native function of the spine. Prior to joining AxioMed, he held positions with Xylos Corporation (medical biomaterials); Exogen, Inc. (treatment of musculoskeletal injury and disease); Osteotech, Inc. (tissue technology); and Johnson & Johnson Products, Inc. (healthcare products). Mr. McBrayer holds a B.S. in General Engineering from the United States Military Academy.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2014 the Board of Directors of the Company adopted an amendment (the “Amendment”) to the By-Laws of the Company (the “By-Laws”). The Amendment is effective as of September 29, 2014. Set forth below is a description of the Amendment to the By-Laws including the prior provision of the By-Law so amended.

Article I, Section 1.1, of the By-Laws has been amended to provide that the annual meeting of shareholders of the Company (the “Annual Meeting”) shall be held on such date as the Board of Directors, from time to time, shall determine. Previously, the By-Laws provided that the Annual Meeting shall be held each year within a specific time following the close of the Company’s fiscal year.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 3(b)	By-Laws of MISONIX, INC., as amended as of September 29, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2014	MISONIX, INC.

	By:	/s/ Richard Zaremba
Richard Zaremba
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3(b)	By-Laws of MISONIX, INC., as amended as of September 29, 2014